                                                                    EXHIBIT 21.1

                             LEVIATHAN SUBSIDIARIES

 Delos Offshore Company, L.L.C., a Delaware limited liability company

 Ewing Bank Gathering Company, L.L.C., a Delaware limited liability company

 Flextrend Development Company, L.L.C., a Delaware limited liability company

 Green Canyon Pipe Line Company, L.L.C., a Delaware limited liability company

    West Cameron Dehydration Company, L.L.C., a Delaware limited liability company (50%)

 Leviathan Oil Transport Systems, L.L.C., a Delaware limited liability company

 Manta Ray Gathering Company, L.L.C., a Delaware limited liability company

 Poseidon Pipeline Company, L.L.C., a Delaware limited liability company

    Poseidon Oil Pipeline Company, L.L.C., a Delaware limited liability company (36%)

 Sailfish Pipeline Company, L.L.C., a Delaware limited liability company

    Neptune Pipeline Company, L.L.C., a Delaware limited liability company (25.67%)

    Ocean Breeze Pipeline Company, L.L.C., a Delaware limited liability company (25.67%)

       Manta Ray Offshore Gathering Company, L.L.C., a Delaware limited liability company

       Nautilus Pipeline Company, L.L.C., a Delaware limited liability company

 Stingray Holding, L.L.C., a Delaware limited liability company

    Stingray Pipeline Company, a Louisiana partnership (50%)

 Tarpon Transmission Company, a Texas corporation

 Texam Offshore Gas Transmission, L.L.C., a Delaware limited liability company

    High Island Offshore System, a Delaware partnership (20%)

 Transco Hydrocarbons Company, L.L.C., a Delaware limited liability company

    U-T Offshore System, a Delaware partnership (33 1/3%)

 Transco Offshore Pipeline Company, a Delaware limited liability company

    High Island Offshore System, a Delaware partnership (20%)

 VK Deepwater Gathering Company, L.L.C., a Delaware limited liability company

    Viosca Knoll Gathering Company, a Delaware partnership (50%)

 VK-Main Pass Gathering Company, L.L.C., a Delaware limited liability company